UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2026

Nuveen Variable Rate Preferred & Income Fund

(Exact name of registrant as specified in its charter)

Massachusetts	811-23704	87-0915355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 West Wacker Drive Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 257-8787

(Former name or former address, if changed since last report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	NPFD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01. Other Events.

Changes to Investment Policies and Portfolio Contents

Effective October 19, 2026, Nuveen Variable Rate Preferred & Income Fund (NYSE: NPFD) (the “Fund”) may seek to provide exposure to certain Regulation S securities and bonds or fixed income securities that are sold subject to selling restrictions under the Tax Equity and Fiscal Responsibility Act of 1982, by investing in wholly owned Cayman subsidiaries of the Fund (the “Subsidiaries”). In connection with the implementation of the Subsidiaries, the Fund will make the following changes to its investment policies:

Prior Policy	New Policy
The Fund will only invest in U.S. dollar denominated securities.	The Fund may invest up to 10% of its Managed Assets in non-U.S. denominated securities.
The Fund may invest up to 20% of its Managed Assets in contingent capital securities or contingent convertible securities (sometimes referred to as “CoCos”).	None

In addition, effective October 19, 2026, the information appearing under the heading “Portfolio Contents” in the “Shareholder Update – Current Investment Objective, Investment Policies and Principal Risks of the Fund” section of the Fund’s Annual Report on Form N-CSR filed with the U.S. Securities and Exchange Commission (“SEC”) on March 6, 2026 (the “Annual Report”) is hereby supplemented to include reference to the following types of securities in which the Fund may invest through the Subsidiaries:

The Fund may also seek exposure to Regulation S fixed income securities through investment in a Cayman Islands exempted company that is wholly owned and controlled by the Fund (the “Regulation S Subsidiary”). A Cayman Islands exempted company is a corporate entity established under the laws of the Cayman Islands for the purpose of conducting business mainly outside the Cayman Islands. Regulation S fixed income securities are debt securities or other fixed income securities of U.S. and non-U.S. issuers that are issued through private placement offerings without registration with the Securities and Exchange Commission (“SEC”) pursuant to Regulation S under the 1933 Act. These may include sovereign or quasi-sovereign bonds, corporate bonds, structured notes and preferred and contingent capital securities issued pursuant to Regulation S. The Regulation S Subsidiary is advised by Nuveen Asset Management, LLC, the investment sub-adviser for the Fund, and has the same investment objective as the Fund, except that the Regulation S Subsidiary may invest without limitation in Regulation S securities.

The Fund may also seek exposure to certain bonds or fixed income securities that are sold subject to selling restrictions under the Tax Equity and Fiscal Responsibility Act of 1982 (“TEFRA”), which generally restricts the purchase of such bonds to non-U.S. persons (as defined for applicable U.S. federal income tax purposes) (“TEFRA Bonds”) through investment of up to 25% of its total assets in a separate Cayman Islands exempted company that is wholly owned and controlled by the Fund (the “TEFRA Bond Subsidiary”). These may include sovereign or quasi-sovereign bonds, corporate bonds and structured notes issued pursuant to TEFRA. The TEFRA Bond Subsidiary is advised by Nuveen Asset Management, LLC, the investment sub-adviser for the Fund, and has the same investment objective as the Fund, except that the TEFRA Bond Subsidiary may invest without limitation in TEFRA Bonds.

Update to Principal Risk Factors

The Fund is also filing this Current Report on Form 8-K to supplement the Fund’s principal risk factors as contained in the “Shareholder Update – Current Investment Objective, Investment Policies and Principal Risks of the Fund – Principal Risks of the Funds” section of the Annual Report. Accordingly, effective August 31, 2026, the following principal risk factors should be considered together with the other principal risk factors described in the Annual Report and subsequent reports filed with the SEC pursuant to the Securities Exchange Act of 1934, as well as discussions of potential risks, uncertainties and other important risk factors in the Fund’s current and subsequent filings with the SEC:

Foreign Currency Risk. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments.

Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Regulation S Securities Risk. The risk that Regulation S securities may be less liquid than publicly traded securities because of legal or contractual restrictions on resale. Regulation S securities may be resold in privately negotiated transactions but the price realized in such resales could be less than the amount originally paid. Further, because Regulation S securities are not publicly traded, they may not be subject to the same disclosure and other investor protection requirements that would be applicable to publicly traded securities. As a result, Regulation S securities may involve a high degree of business and financial risk and may result in losses.

TEFRA Bond Risk. TEFRA Bonds are offered and distributed in offshore markets and may be subject to restrictions on transfer or ownership and may be less liquid than comparable registered securities and may be more difficult to value or dispose of promptly at favorable prices.

Subsidiary Risk. The Fund, through its investments in the Regulation S Subsidiary and its TEFRA Bond Subsidiary (together with the Regulation S Subsidiary, the “Subsidiaries”), is indirectly exposed to the risks associated with the Subsidiaries’ investments. There can be no assurance that the investment objective of the Fund or the Subsidiaries will be achieved. Further, the Subsidiaries are not registered under the 1940 Act and, therefore, as an investor in the Subsidiaries, the Fund does not have all of the protections offered to investors by the 1940 Act. However, each Subsidiary is wholly owned and controlled by the Fund and managed by the Fund’s investment sub-adviser, Nuveen Asset Management, LLC. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiaries, and the Fund’s role as sole shareholder of the Subsidiaries. The Subsidiaries are subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Fund to invest in the Subsidiaries and could adversely affect the Fund.

TEFRA Bond Subsidiary Risk. The Fund may seek exposure to TEFRA Bonds through investment of up to 25% of its total assets in the TEFRA Bond Subsidiary. Under the applicable U.S. Treasury regulations, income from the TEFRA Bond Subsidiary will only be considered qualifying income under Subchapter M of the Internal Revenue Code, if either (ii) there is a distribution out of the earnings and profits of the subsidiary that are attributable to such income inclusion or (i) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies. The tax treatment of the Fund’s investments in its TEFRA Bond Subsidiary could affect whether income derived from such investments is qualifying income, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuveen Variable Rate Preferred & Income Fund

Date: October 19, 2026	By:	/s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary